THE PBHG FUNDS, INC.

                         SUPPLEMENT DATED APRIL 10, 2000
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999


     This Supplement updates certain information contained in the Prospectus, as supplemented on November 16, 1999 and January 26, 2000. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective April 10, 2000, the PBHG New Opportunities Fund and the PBHG Select Equity Fund are managed by a team of investment professionals led by Gary
L. Pilgrim, CFA. Mr. Pilgrim and a team of investment professionals previously managed the PBHG Select Equity Fund from May 1999 to November 1999. Mr. Pilgrim is the President and Chief Investment Officer of the Adviser. A discussion of Mr. Pilgrim's prior work experience begins on page 63 of the Prospectus.